eunited states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

1-877-766-2264 • www.navigatorfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA — Chief Investment Officer

The Dollar is King!

A few macro trends have dominated the global investing landscape over the past six months including the Federal Reserve pushing off rate hikes, foreign central bank easing, U.S. dollar strength, and oil weakness. These all influenced asset flows and contributed to a choppy market environment. The Federal Reserve ended QE3 in October, and then spent the first three months of 2015 preparing the markets for a rate hike later this year. The U.S. economy went through a soft patch in the first quarter, not unlike the weather-related weakness in the first quarter of 2014, in which the economy declined at a 2.1% annualized pace. We don’t expect anything like that this time around but, nonetheless, data has been soft due to the ending of quantitative easing, the strong dollar, poor weather across much of the U.S., West Coast port strikes, and oil weakness. Growth should pick up for the balance of the year and we already see evidence of strong underlying trends. Coming into the year it looked like the Fed would hike rates at their June meeting. However, the soft first quarter economic data and comments from the Fed have shifted markets’ expectations and it now looks like the first rate hike will be in the fall, possibly at the September meeting.

Meanwhile, in Europe, European Central Bank President Draghi announced quantitative easing for the eurozone as they attempt to stimulate an economy that flirted with recession last year. Central banks across the globe from London to Tokyo remain in easing modes. The effects on currencies and equity markets have been dramatic. The euro fell 11.2% in the first quarter, the largest quarterly decline in the single currency since its inception in 1999. Even after the steep losses, the euro looks lower as negative interest rates across Europe prompt investors to sell euros and buy dollars, putting further pressure on the continent’s currency. At quarter-end, the euro stood at 1.0731 dollars/euro, down from 1.40 dollars/euro in last year. Analysts expect it to continue weakening with many forecasting 0.85 dollars/ euro in 2016. Increasing currency volatility remains a major source of macro risk in global markets today. While it remains to be seen if history will repeat itself, currency turmoil has often led to global equity declines due to the large leverage effect of currency trades.

In the U.S., economic data consistently came in below expectations in the first quarter following very strong growth in the second half of 2014. As a result, investors put a premium on companies that could grow their businesses without the benefit of a strong economy. Stocks with high long-term earnings and sales growth outperformed. Sector leadership largely favored the consumer. Health Care and Consumer Discretionary were the strongest sectors while the Energy and Utilities sectors underperformed. In addition, small cap and mid cap stocks have been outperforming large cap in part due to the strong dollar and higher valuations of larger cap stocks.

Portfolio Analysis

The Navigator Equity Hedged Fund (the “Fund”) institutional shares gained 4.43% over the past six months ending March 31, 2015 versus 3.35% for the MSCI World Index and 2.39% for the HFRX Equity Hedged Index.

The underlying trend and technical condition of the market are mildly bullish, and while valuations are high, they can be said to be only at the high end of a normal valuation range. Within U.S. equities, our relative strength based models have drifted towards mid and small cap growth stocks, and as a result the style exposure of the Fund shifted from a large cap growth bias to favoring mid and small cap growth stocks. Despite some short-term hiccups for the U.S. economy recently, we continue to see the underlying metrics as very positive in the longer run. Part of the shift down the market cap spectrum was a result of the strong dollar, which acts as a drag on large cap multinational earnings. On a sector basis, the Fund has favored Consumer Discretionary, Health Care, and Technology over the past several quarters, all which have displayed sustained relative strength, and the Fund maintains exposure to those sectors. The Fund has avoided Energy over the past two quarters due to the collapse of oil prices, but the severe underperformance of Energy companies seems to have ended for now. Despite massive declines in stock prices, Energy is the market’s most expensive sector, with a forward P/E of over 30 and the Fund will be waiting on the sidelines to see if Energy can find traction.

Central bank easing has been the big story so far in 2015, and the European Central Bank launched a massive quantitative easing during the quarter that really defined the investing environment for all others. Interest rates in continental Europe were quickly driven to negative levels. As a result the euro declined by a noteworthy 11% during the quarter. Effects on currency have become more and more pronounced over the last 12 to 18 months and, as a result, the Fund began investing in currency hedged ETFs to limit the volatility in the currency markets. We believe that the trend towards a stronger dollar is secular and long-term. Thus, we would expect that currency hedged ETFs will be a part of the Fund for much of the next few years. The performance of European equities was certainly the standout during the quarter, but Asian markets, particularly Japan, India and China were a close second, and they occupied much of the international exposure of the Fund. Despite the strength in international markets.

Hedge Strategy

Hedging strategies during a strong market for equities is an exercise in patience and understanding the proper role of a hedge in a broader portfolio. When our assessments of the markets are broadly bullish – as they remain today and for most of 2015 – the hedge attempts to manage the cost of hedging while maintaining a minimal hedge required to safeguard client assets. The strategy employed to hedge market risk and manage the costs associated uses put spreads on the S&P 500 combined with call spreads on volatility (VXX). The core of the protection strategy continues to be using these S&P 500 put spreads, usually putting on spread trades around 3% and 8% below the S&P 500’s price level at the time of execution. By both owning puts and then writing puts at a lower level, the Fund is able to greatly reduce the cost of equity portfolio protection. During the recent quarter, we moved in and out of these put spread trades, attempting to cash in on what are most often fleeting gains in volatility. Maintaining a constant protective position has a cost and the Fund has reduced those costs by placing call spread trades on the iPath S&P 500 VIX Short-Term Futures ETN (VXX), looking to slowly and gradually earn profits taking advantage of the huge cost of owning volatility when markets are up or even flat (which we estimate is over 70% of the time). Finally, when volatility has spiked and we sense that extreme optimism or pessimism and thus froth or panic have taken over the markets, the Fund attempts to monetize the volatility spike and tactically go long or short volatility. Aside from a brief spike in volatility associated with the decline in oil prices in the fourth quarter, volatility has been fairly benign and has generally declined over the past six months.

Outlook

Investors seem to have adopted a risk-on bias with small caps outperforming large caps, growth outperforming value, international equities outperforming the U.S., and high yield bonds outperforming investment grade credit. These characteristics suggest a positive tone for the markets as the second quarter begins. The question is how long will it last? There are risks to the market outlook from valuations and the currency moves, which we highlighted, have often preceded turmoil. But at this point the currency weakness has been cheered by investors.

There is certainly a lot of worry over earnings as estimates have plunged along with oil prices. The range of first quarter earnings estimates for the S&P 500 are from about -1.9% to as much as a -5% decline as a result of the strong dollar and severe winter weather. While over the long-term the economy, corporate earnings, and equity markets are highly correlated, there are instances where earnings forecasts become either too pessimistic or too optimistic and diverge from reality. We think we may be at one of those instances currently. We may be approaching a point where the estimates are too bearish and we have the potential for some upside surprises. The bar is currently set so low that it is easy to hurdle.

The U.S. economy is in a good position to rebound nicely in the second half. Employment growth is by far the best it has been in 15 years and there are some signs that meaningful wage growth, one of the factors that had been missing from this labor market recovery, may be on the horizon. With this in mind there is no reason for the Fed to keep rates at the lower bound. What does it mean if the Fed finally hikes rates later this year? For starters it will be the most telegraphed rate hike in the history of the Federal Reserve. So it should surprise nobody when it happens. A rate hike to begin normalization of policy should be tolerated by the economy and may actually have a positive impact. While some analysts believe that even a modest rate rise will disrupt markets, the Fed has made it clear that the trajectory of rate increases will be measured and gradual, a pace that should be well-anticipated by markets at this stage.

1190-NLD-5/14/2015

Navigator Duration Neutral Bond Fund
March 31, 2015
Jonathan Fiebach – Chief Investment Officer

          For the six months ending 3/31/15, the Navigator Duration Neutral Bond Fund I Share calss (the “Fund”) lost 1.92%.1 Municipal bonds underperformed the Fund’s interest rate hedge, leading to the drawdown. For the same period, the Barclay Aggregate Bond Index was positive 2.92%, while the Barclay Municipal Bond Index was up 2.40%. 2 The municipal market’s under performance was even greater in the longer term maturities, where the Fund has positioned its assets. The under performance and the losses are a theme that is a continuation from the fourth quarter. Foreign buyers and U.S. banks continue to aggressively add long dated taxable bonds,3 while ignoring the municipal bond market. Municipal bond supply, on the other hand, has increased with a larger than usual primary market. For the first quarter issuers sold $92.37 billion of debt, compared to $59.13 billion for the same period last year.4

1	Gemini Fund Services, LLC
2	Barclay Live (live.barcap.com)
3	SIFMA
4	Bloomberg

          My view is that issuers are selling to take advantage of interest rates they deem historically low, while banks and foreign investors buy Treasury bonds due to the relative value offered by the ten year U.S. Treasury note at 1.92%, as compared to European ten year interest rates, such as Germany at .18%, Spain at 1.21% or Italy at 1.28%, just to name a few examples.4 Adding to the demand for taxable bonds, many European investors would be happy just to invest in U.S. dollar denominated assets instead of Euro investments (in order to take advantage of the relative strength of the dollar verse the euro), regardless of the additional yield, further increasing their appetite for both U.S. bonds and stocks.

          For the six months ended 3/31/15, the Fund also struggled with lower interest rates and losses from the hedging. The NAV decline from 10.29 to 10.09 (I Share Class) can best be explained by the large shift lower in U.S. Treasury rates, as the ten year note yield moved from 2.49% on 09/30/2014 to 1.92% on 3/31/2015.4 Municipal bond prices just could not keep up. Though 57 basis points as a stand-alone decline may not seem huge, it is quite substantial as a percentage of the overall yield. The Fund’s six month total return was -1.92%4 vs the Barclay Municipal Bond Index return of 2.40% 2 and the Barclay Aggregate Bond Index return of 3.43% 2.

Looking ahead…Relative vs. Absolute

          Relative valuation method generally compares investments to one another. When I look at municipal bonds I generally use a methodology that compares them with other

One Liberty Place 53rd Floor 1650 Market Street Philadelphia, PA 19103 215.563.4183

fixed income assets. I have conviction that municipal bonds are very attractive relative to taxable bonds. Absolute value investors exclusively look at a return to determine if they want to invest or not. In the current low interest rate environment, tax advantaged municipal bonds are not appearing to represent absolute value to investors. Yet, when I look at 20 year municipal bonds yielding 3.63%,5 I cannot help to look at the relative value comparing 20 year Treasury bonds at 2.30%. Retail investors remain the backbone of the municipal bond market, and I believe they will ultimately see the value of tax advantaged yields that are significantly higher than taxable yields. As a group, the complacency they are showing towards the market is remarkable. 20 year municipal bonds historically trade at yields that are closer to 100% of 20 year Treasury bonds, with the rationale that the greater credit quality of treasuries is offset by the tax exempt nature of the municipal bond yield.

5	Municipal Market Advisors AAA General Obligation d Consensus (Source: Bloomberg)

If the 20 year Treasury bond’s price declined by 10%, and the municipal bond did not change price, the yield differential would still favor municipals. In fact, if the Treasury bond price declined by 20%, and the municipal yield did not change, the market would just appear normal by historical measurements.

In summary, though I can understand why investors think the 2.3% offered by the 20 year Treasury bond is too low on an absolute basis, it is very difficult for me to understand investors passing on tax exempt municipals at 3.63% for the same term. Ten year municipals are also attractive, though the yield pickup verse taxable bonds is less pronounced. A simple way to express the value of the municipal market is to view non-callable ten year AAA municipals as a percentage of ten year Treasury Bonds. Municipal yields above Treasury yields equals a ratio above 100%. See included charts for visualization.

1190-NLD-5/14/2015

One Liberty Place 53rd Floor 1650 Market Street Philadelphia, PA 19103 215.563.4183

Navigator® Sentry Managed Volatility Fund
K. Sean Clark, CFA — Chief Investment Officer

Volatility Evaporates

A few macro trends have dominated the global investing landscape over the past six months including the Federal Reserve pushing off rate hikes, foreign central bank easing, U.S. dollar strength, and oil weakness. These all influenced asset flows and contributed to a choppy market environment. The Federal Reserve ended QE3 in October, and then spent the first three months of 2015 preparing the markets for a rate hike later this year. The U.S. economy went through a soft patch in the first quarter, not unlike the weather-related weakness in the first quarter of 2014, in which the economy declined at a 2.1% annualized pace. We don’t expect anything like that this time around but, nonetheless, data has been soft due to the ending of quantitative easing, the strong dollar, poor weather across much of the U.S., West Coast port strikes, and oil weakness. Growth should pick up for the balance of the year and we already see evidence of strong underlying trends. Coming into the year it looked like the Fed would hike rates at their June meeting. However, the soft first quarter economic data and comments from the Fed have shifted markets’ expectations and it now looks like the first rate hike will be in the fall, possibly at the September meeting.

Portfolio Analysis

The Navigator Sentry Managed Volatility Fund (the “Fund) institutional shares lost 9.83% during the six months ended March 31, 2015. The S&P 500 Inverse Daily Index lost 6.42% and the CBOE Volatility Index (VIX) declined 6.25% during the same period.

Hedging strategies during a strong market for equities is an exercise in patience and understanding the proper role of a hedge in a broader portfolio. When our assessments of the markets are broadly bullish – as they remain today and for most of 2015 – the hedge attempts to manage the cost of hedging while maintaining a minimal hedge required to safeguard client assets. The strategy employed to hedge market risk and manage the costs associated uses put spreads on the S&P 500 combined with call spreads on volatility (VXX). The core of the protection strategy continues to be using these S&P 500 put spreads, usually putting on spread trades around 3% and 8% below the S&P 500’s price level at the time of execution. By both owning puts and then writing puts at a lower level, the Fund is able to greatly reduce the cost of equity portfolio protection. During the recent quarter we moved in and out of these put spread trades, attempting to cash in on what are most often fleeting gains in volatility. Maintaining a constant protective position has a cost and the Fund has reduced those costs by placing call spread trades on the iPath S&P 500 VIX Short-Term Futures ETN (VXX), looking to slowly and gradually earn profits taking advantage of the huge cost of owning volatility when markets are up or even flat (which we estimate is over 70% of the time). Finally, when volatility has spiked and we sense that extreme optimism or pessimism and thus froth or panic have taken over the markets, the Fund attempts to monetize the volatility spike and tactically go long or short volatility. Aside from a brief spike in volatility associated with the decline in oil prices in the fourth quarter, volatility has been fairly benign and has generally declined over the past six months.

Outlook

Investors seem to have adopted a risk-on bias with small caps outperforming large caps, growth outperforming value, international equities outperforming the U.S., and high yield bonds outperforming investment grade credit. These characteristics suggest a positive tone for the markets as the second quarter begins. The question is how long will it last? There are risks to the market outlook from valuations and the currency moves, which we highlighted, have often preceded turmoil. But at this point the currency weakness has been cheered by investors.

There is certainly a lot of worry over earnings as estimates have plunged along with oil prices. The range of first quarter earnings estimates for the S&P 500 are from about -1.9% to as much as a -5% decline as a result of the strong dollar and severe winter weather. While over the long-term the economy, corporate earnings, and equity markets are highly correlated, there are instances where earnings forecasts become either too pessimistic or too optimistic and diverge from reality. We think we may be at one of those instances currently. We may be approaching a point where the estimates are too bearish and we have the potential for some upside surprises. The bar is currently set so low that it is easy to hurdle.

The U.S. economy is in a good position to rebound nicely in the second half. Employment growth is by far the best it has been in 15 years and there are some signs that meaningful wage growth, one of the factors that had been missing from this labor market recovery, may be on the horizon. With this in mind there is no reason for the Fed to keep rates at the lower bound. What does it mean if the Fed finally hikes rates later this year? For starters it will be the most telegraphed rate hike in the history of the Federal Reserve. So it should surprise nobody when it happens. A rate hike to begin normalization of policy should be tolerated by the economy and may actually have a positive impact. While some analysts believe that even a modest rate rise will disrupt markets, the Fed has made it clear that the trajectory of rate increases will be measured and gradual, a pace that should be well-anticipated by markets at this stage.

1190-NLD-5/14/2015

Navigator® Tactical Fixed Income Fund
K. Sean Clark, CFA — Chief Investment Officer

Global Stimulus drives Yields Lower

A few macro trends have dominated the global investing landscape over the past six months including the Federal Reserve pushing off rate hikes, foreign central bank easing, U.S. dollar strength, and oil weakness. These all influenced asset flows and contributed to a choppy market environment. The Federal Reserve ended QE3 in October, and then spent the first three months of 2015 preparing the markets for a rate hike later this year. The U.S. economy went through a soft patch in the first quarter, not unlike the weather-related weakness in the first quarter of 2014, in which the economy declined at a 2.1% annualized pace. We don’t expect anything like that this time around but, nonetheless, data has been soft due to the ending of quantitative easing, the strong dollar, poor weather across much of the U.S., West Coast port strikes, and oil weakness. Growth should pick up for the balance of the year and we already see evidence of strong underlying trends. Coming into the year it looked like the Fed would hike rates at their June meeting. However, the soft first quarter economic data and comments from the Fed have shifted markets’ expectations and it now looks like the first rate hike will be in the fall, possibly at the September meeting.

Meanwhile, European Central Bank (ECB) President Draghi announced quantitative easing for the eurozone as they attempt to stimulate an economy that flirted with recession last year. The ECB exceeded market expectations with its expanded quantitative easing (QE) program that was larger than expected and open-ended. Central banks across the globe from London to Tokyo remain in easing modes. For example, China’s central bank cut its benchmark interest rate by 25 basis points for the second time since October 2004.

The ECB’s all-in approach has resulted in negative interest for much of Europe from short duration sovereign bonds all the way out to 7-year maturities, with rates negative in Switzerland all the way out to 10-year maturities. Meanwhile, at quarter end the U.S. 10-year Treasury yield was 1.93. The effects of the rate differential between the U.S. and the rest of the developed world has had a pronounced impact. The euro fell 11.2% in the first quarter, the largest quarterly decline in the single currency since its inception in 1999. Even after the steep losses the euro looks lower as negative interest rates across Europe prompt investors to sell euros and buy dollars, putting further pressure on the continent’s currency. At quarter-end, the euro stood at 1.0731 dollars/euro, down from 1.40 dollars/euro in the last year. Analysts expect it to continue weakening with many forecasting 0.85 dollars/euro in 2016. Increasing currency volatility remains a major source of macro risk in global markets today. While it remains to be seen if history will repeat itself, currency turmoil has often led to global equity declines due to the large leverage effect of currency trades.

In the U.S., economic data consistently came in below expectations in the first quarter following very strong growth in the second half of 2014. However, even with the softer economic news, high yield bonds still outperformed with credit spreads narrowing from 444 basis points at the beginning of the year to 426 basis points at quarter end. High yield bonds rebounded nicely from their December energy crisis lows and are trading close to new highs on a total return basis.

Portfolio Analysis

The Navigator Tactical Fixed Income Fund institutional shares (the “Fund”) declined 0.16% in the six months ended March 31, 2015 versus a 1.49% gain for the Barclays High Yield Index and a 3.43% gain for the Barclays Aggregate Bond Index.

Coming into 2015, the Fund was in a neutral position with regard to high yield bonds, cash, and U.S. Treasuries, owning roughly one third each. However, early in 2015, confidence in high yield credit surged, and on January 12th the portfolio allocated 100% towards high yield bonds. The relative performance strength of high yield bonds was coincident with at least an end to the waterfall decline in U.S. energy stocks. While energy stocks (and the high yield bonds in the sector, which at 16% are the largest sector in the high yield bond universe) have yet to become performance leaders, their relative decline appears to have ended, and they are now simply trading within a volatile range. While the Fund is allocated 100% towards high yield bonds and we believe that the yield advantage could lead to strong performance, particularly in a steady economic environment, we are also aware of the strong downward pressure on U.S. interest rates. This pressure is not at all attributable to the U.S. economy but to the low and negative interest rates in Europe and Japan. Foreign investors see U.S. bonds as extremely safe and as one of their few sources of yield. As a result, the massive size of foreign inflows has boosted U.S. Treasuries in particular and U.S. fixed income overall. The relative strength moves between high yield bonds and U.S. Treasuries have been muted. While our models favor high yield, there is not a particularly strong trend towards either sector at this time.

Outlook

Investors seem to have adopted a risk-on bias in the first quarter as high yield bonds outperformed investment grade credit and treasuries. This risk-on environment was partly in response to Fed Chair Yellen’s semiannual testimony to the Senate Banking Committee in February in which she omitted language of bubbles forming in the high-yield market. Those recent comments were strikingly different from when she highlighted the risks in the high yield market that caused a sharp sell off in July 2014.

The U.S. economy is in a good position to rebound nicely in the second half. Employment growth is by far the best it has been in 15 years and there are some signs that meaningful wage growth, one of the factors that had been missing from this labor market recovery, may be on the horizon. With this in mind there is no reason for the Fed to keep rates at the lower bound. What does it mean if the Fed finally hikes rates later this year? For starters it will be the most telegraphed rate hike in the history of the Federal Reserve. So it should surprise nobody when it happens. A rate hike to begin normalization of policy should be tolerated by the economy and may actually have a positive impact. While some analysts believe that even a modest rate rise will disrupt markets, the Fed has made it clear that the trajectory of rate increases will be measured and gradual, a pace that should be well-anticipated by markets at this stage.

We continue to favor credit risk over duration risk. An improving economic landscape and a low interest rate environment should help support credit risk and keep default rates very low. History suggests that risk assets, such as high yield debt and equities, typically perform best in the aforementioned economic backdrop.

Given expectations that the Fed will hike interest rates later this year we thought it would be insightful to look at past rate hike cycles. Since 1980 there have been seven times that the Fed has embarked on a new rate hike cycle. The table below from Ned Davis Research summarizes bond sector performance around first Fed rate hikes since 1980. From the summary data, it is clear that bonds tend to underperform and outright decline leading up to the first rate hike but then advance following the hike. The clear winners around the first rate hike are high yield and emerging market debt, likely due to their lower correlation to treasuries and leverage to the economic cycle. High yield and emerging market debt have posted only modest median losses three months prior to the rate hike and have posted the strongest gains six, nine, and twelve months later following the rate hike.

1190-NLD-5/14/2015

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)
The Fund’s performance figures for the periods ended March 31, 2015 compared to its benchmark:

	Six Months	Year	Annualized
	Ended	Ended	Since
	3/31/15	3/31/15	Inception*
Navigator Equity Hedged Fund:
Class A	4.29%	3.01%	0.75%
Class A with load of 5.50%	(1.46)%	(2.70)%	(0.57)%
Class C	3.88%	2.13%	(0.02)%
Class I	4.43%	3.25%	1.02%
MSCI World Index	3.35%	3.35%	9.89%
HFRX Equity Hedge Index	2.39%	2.37%	(0.64)%

*Fund commenced operations on December 28, 2010.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower for certain periods had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses after fee recapture are 1.78%, 2.53% and 1.53% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+

Exchange Traded Funds	70.3%
Country Funds	31.4%
Large-Cap Funds	23.9%
Sector Funds	15.0%
Mutual Funds	7.3%
Asset Allocation	7.3%
Short-Term Investments	22.4%
100.0%

+Based on Portfolio Market Value as of March 31, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Duration Neutral Bond Fund
PORTFOLIO REVIEW (Unaudited)
The Fund’s performance figures for the periods ended March 31, 2015 compared to its benchmark:

	Six Months	Year	Annualized
	Ended	Ended	Since
	3/31/15	3/31/15	Inception*
Navigator Duration Neutral Bond Fund:
Class A	(1.97)%	(0.62)%	1.81%
Class A with load of 3.75%	(5.69)%	(4.32)%	(0.73)%
Class C	(2.38)%	(1.53)%	1.19%
Class I	(1.92)%	(0.47)%	1.98%
Barclays Municipal Bond Index	2.40%	6.62%	7.01%

*Fund commenced operations on September 23, 2013.

The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses before fee waivers are 2.66%, 3.25% and 2.31% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+

Municipal Bonds	83.2%
Closed End Funds	6.1%
Option Contracts	0.4%
Short-Term Investments	10.3%
100.0%

+Based on Portfolio Market Value as of March 31, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Sentry Managed Volatility Fund PORTFOLIO REVIEW (Unaudited)
The Fund’s performance figures for the periods ended March 31, 2015 compared to its benchmark:

	Six Months	Year	Annualized
	Ended	Ended	Since
	3/31/15	3/31/15	Inception*
Navigator Sentry Managed Volatility Fund:
Class A	(9.83)%	(28.25)%	(27.81)%
Class A with load of 3.75%	(13.27)%	(30.92)%	(30.35)%
Class C	(9.83)%	(28.25)%	(27.81)%
Class I	(9.83)%	(28.25)%	(27.81)%
S&P 500 Inverse Daily Index	3.26%	(12.38)%	4.52%

*Fund commenced operations on March 6, 2014. Returns are not annualized.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500 by taking a short position in the index. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses before fee waivers are 1.98%, 2.73% and 1.73% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Options Contracts	15.5%
Short-Term Investments	84.5%
100.0%

**Based on Portfolio Market Value as of March 31, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Tactical Fixed Income Fund PORTFOLIO REVIEW (Unaudited)
The Fund’s performance figures for the periods ended March 31, 2015 compared to its benchmark:

	Six Months	Year	Annualized
	Ended	Ended	Since
	3/31/15	3/31/15	Inception*
Navigator Tactical Fixed Income Fund:
Class A	(0.17)%	(0.77)%	(0.66)%
Class A with load of 3.75%	(3.91)%	(4.49)%	(4.35)%
Class C	(0.59)%	(1.40)%	(1.29)%
Class I	(0.16)%	(0.40)%	(0.30)%
Barclays US Corporate High Yield Bond Index	1.49%	2.00%	2.11%
________________
*Fund commenced operations on March 27, 2014. Returns are not annualized.

The Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses before fee waivers are 2.23%, 4.06% and 1.80% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**
Mutual Funds	74.8%
Exchange Traded Funds	2.5%
Short-Term Investments	22.7%
100.0%

**Based on Portfolio Market Value as of March 31, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 87.7%
	COUNTRY FUNDS - 39.1%
17,305	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$720,580
49,758	Deutsche X-trackers MSCI Germany Hedged Equity ETF	1,428,055
54,242	iShares MSCI EAFE Small-Cap ETF	2,683,352
90,672	iShares MSCI Germany ETF (a)	2,705,653
336,338	iShares MSCI Japan ETF	4,214,315
49,835	iShares MSCI Netherlands ETF	1,260,327
51,697	iShares MSCI Philippines ETF	2,150,595
225,563	iShares MSCI Taiwan ETF (a)	3,550,362
36,933	SPDR S&P China ETF	3,126,009
51,228	WisdomTree Japan Hedged Equity Fund	2,823,687
		24,662,935
	LARGE-CAP FUNDS - 29.9%
44,396	iShares Currency Hedged MSCI EMU ETF	1,291,036
11,000	iShares Micro-Cap ETF (a)	869,880
17,283	iShares Russell 2000 ETF	2,149,141
34,435	iShares Russell 2000 Growth ETF (a)	5,218,624
19,718	iShares Russell Mid-Cap ETF	3,413,580
52,897	iShares Russell Mid-Cap Growth ETF (a)	5,180,203
16,752	iShares U.S. Broker-Dealers ETF	717,656
		18,840,120
	SECTOR FUNDS - 18.7%
15,189	Consumer Discretionary Select Sector SPDR Fund	1,141,150
15,683	Health Care Select Sector SPDR Fund	1,137,018
1,608	iShares Nasdaq Biotechnology ETF (a)	552,235
11,870	iShares PHLX Semiconductor ETF (a)	1,116,017
5,800	iShares U.S. Aerospace & Defense ETF	717,924
5,670	iShares U.S. Healthcare Providers ETF	754,450
4,220	iShares U.S. Pharmaceuticals ETF	727,612
14,765	Powershares Dynamic Leisure & Entertainment Portfolio (a)	565,795
8,045	Powershares QQQ Trust Series 1	849,552
50,050	SPDR S&P Homebuilders ETF	1,844,843
16,633	SPDR S&P Retail ETF (a)	1,680,598
6,647	Vanguard Information Technology ETF (a)	708,038
		11,795,232

	TOTAL EXCHANGE TRADED FUNDS (Cost - $53,272,460)	55,298,287

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2015

Shares		Value
	MUTUAL FUNDS - 9.1%
	ASSET ALLOCATION - 9.1%
812,339	Navigator Sentry Managed Volatility Fund - Class I #*	$5,735,112
	TOTAL MUTUAL FUNDS (Cost - $6,433,751)

	SHORT-TERM INVESTMENTS - 28.0%
	MUTUAL FUND - 28.0%
17,631,028	Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%+ (b)	17,631,028
	TOTAL MUTUAL FUNDS (Cost - $17,631,028)

	TOTAL INVESTMENTS - 124.8% (Cost - $77,337,239) (c)	$78,664,427
	LIABILITIES LESS OTHER ASSETS - (4.8) %	(15,610,187)
	NET ASSETS - 100.0%	$63,054,240

*Non-income producing.
# Affiliated Security.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a) All or a portion of the security is on loan. Total loaned securities had a value of $17,203,773 at March 31, 2015.
(b) Security purchased with cash proceeds of securities lending collateral.
(c) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $77,337,239 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$2,166,329
Unrealized depreciation:	(839,141)
Net unrealized appreciation:	$1,327,188

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 85.0%
	MUNICIPAL - 85.0%
	CALIFORNIA - 3.0%
$525,000	Torrance Unified School District	4.000	8/1/2030	$574,093
920,000	Torrance Unified School District	4.000	8/1/2031	999,746
580,000	Torrance Unified School District	4.000	8/1/2031	630,274
				2,204,113
	COLORADO - 2.9%
2,000,000	University of Colorado	4.000	6/1/2031	2,163,060

	FLORIDA - 2.7%
665,000	City of Orlando, FL - 144A	5.000	11/1/2039	962,967
850,000	County of Broward, FL Airport System Revenue	5.500	10/1/2031	1,017,458
				1,980,425
	IDAHO - 1.5%
1,000,000	Twin Falls County School District No. 411 Twin Falls	4.750	9/15/2039	1,140,300

	ILLINOIS - 2.3%
600,000	Cook County Community College District No. 508	5.125	12/1/2038	676,998
1,000,000	Hoffman Estates Park District	4.000	12/1/2044	1,009,540
				1,686,538
	KANSAS - 1.5%
1,000,000	Wyandette County-Kansas City Unified Government Utility System	5.000	9/1/2044	1,127,910

	LOUISIANA - 2.3%
500,000	City of New Orleans, LA	5.000	12/1/2029	574,715
1,000,000	City of New Orleans, LA Sewerage Service Revenue	5.000	6/1/2044	1,109,210
				1,683,925
	MICHIGAN - 1.5%
1,000,000	Michigan Finance Authority	5.000	7/1/2039	1,098,480

	MISSOURI - 3.4%
2,500,000	Health & Educational Facilities Authority of the State of Missouri	4.000	11/15/2045	2,514,200

	NEBRASKA - 2.3%
1,500,000	Nebraska Public Power District	5.000	1/1/2040	1,678,965

	NEW JERSEY - 9.1%
1,400,000	Casino Reinvestment Development Authority	4.000	11/1/2034	1,402,730
500,000	Casino Reinvestment Development Authority	5.250	11/1/2039	542,265
500,000	Casino Reinvestment Development Authority	5.250	11/1/2044	540,215
800,000	New Jersey Economic Development Authority	5.000	6/15/2033	875,856
1,000,000	New Jersey State Turnpike Authority	5.000	1/1/2029	1,146,180
2,045,000	New Jersey Transportation Trust Fund Authority	5.000	6/15/2042	2,166,473
				6,673,719

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	NEW YORK - 22.7%
$1,820,000	County of Nassau, NY	5.000	10/1/2028	$2,144,888
1,000,000	Long Island Power Authority	5.000	9/1/2044	1,120,210
2,000,000	Metropolitan Transportation Authority	5.000	11/15/2043	2,264,340
2,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.000	2/1/2042	2,287,680
3,750,000	New York City Water & Sewer System	5.000	6/15/2045	4,300,200
3,000,000	New York State Dormitory Authority	5.000	3/15/2041	3,428,250
1,000,000	New York State Urban Development Corp.	5.000	3/15/2030	1,159,680
				16,705,248
	NORTH CAROLINA - 1.4%
1,000,000	University of North Carolina at Charlotte	4.000	4/1/2034	1,038,440

	OREGON - 0.2%
170,000	Clatskanie Peoples' Utility District	4.000	12/1/2029	176,485

	PENNSYLVANIA - 10.9%
3,000,000	Northeastern School District/York County	5.000	3/1/2030	3,508,920
1,240,000	Philadelphia Gas Works Co.	5.250	8/1/2040	1,385,229
1,305,000	Tredyffrin Easttown School District	5.000	2/15/2035	1,496,430
1,650,000	West Mifflin Sanitary Sewer Municipal Authority	4.000	8/1/2035	1,674,321
				8,064,900
	RHODE ISLAND - 2.4%
1,500,000	Rhode Island Clean Water Finance Agency	5.000	10/1/2036	1,740,885

	TEXAS - 8.6%
1,000,000	Central Texas Turnpike System	5.000	8/15/2037	1,139,440
500,000	Port Arthur Independent School District	4.000	2/15/2031	537,105
4,000,000	State of Texas	5.000	10/1/2044	4,670,560
				6,347,105
	WASHINGTON - 6.3%
1,500,000	City of Seattle, Washington	4.000	5/1/2030	1,624,500
2,500,000	State of Washington	5.000	7/1/2027	3,046,725
				4,671,225

	TOTAL BONDS & NOTES (Cost - $61,137,895)			62,695,923

Shares
	MUTUAL FUNDS - 6.2%
	CLOSED-END FUNDS - 6.2%
324,733	BlackRock MuniYield Quality Fund III, Inc.			4,611,209
	TOTAL MUTUAL FUNDS (Cost - $4,590,921)

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2015

Contracts ^		Value
	OPTIONS PURCHASED* - 0.4%
	CALL OPTIONS PURCHASED - 0.2%
300	US 10 Year Future June 2015, Strike Price $132.5, Expiration Date 5/22/2015	$56,250
140	US Bond Future June 2015, Strike Price $175, Expiration Date 5/22/2015	54,687
	TOTAL CALL OPTIONS PURCHASED (Cost - $119,494)	110,937

	PUT OPTIONS PURCHASED - 0.2%
100	US Bond Future June 2015, Strike Price $130, Expiration Date 5/22/2015	176,563
	TOTAL PUT OPTIONS PURCHASED (Cost - $294,251)

	TOTAL OPTIONS PURCHASED (Cost - $413,745)	287,500

Shares
	SHORT-TERM INVESTMENTS - 10.6%
	MONEY MARKET FUND - 10.6%
7,795,473	Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio, Class I, 0.01%+	7,795,473
	(Cost - $7,795,473)

	TOTAL INVESTMENTS - 102.2% (Cost - $73,938,034) (a)	$75,390,105
	LIABILITIES LESS OTHER ASSETS - (2.2) %	(1,643,905)
	NET ASSETS - 100.0%	$73,746,200

* Non-income producing.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
^ Each option contract allows the holder the option to purchase 1 underlying futures contract.
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $962,967 or 1.3% of net assets.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $73,951,355 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$1,603,339
Unrealized depreciation:	(164,589)
Net unrealized appreciation:	$1,438,750

		Unrealized
Number of		Appreciation/
Short Contracts		Depreciation
	FUTURES CONTRACTS
270	US 10-Year Treasury Notes, expiring June 2015	$(240,559)
	(Underlying face amount at value $34,804,620)
155	US Long Bonds, expiring June 2015	(400,995)
	(Underlying face amount at value $25,400,625)
50	Fixed Rate 10-Year Interest Rate Swaps, expiring June 2015	156
	(Underlying face amount at value $5,302,350)
	TOTAL FUTURES CONTRACTS	$(641,398)

The accompanying notes are an integral part of these financial statements.

Navigator Sentry Managed Volatility Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Contracts ^		Value
	OPTIONS PURCHASED* - 13.6% (a)
	CALL OPTIONS PURCHASED - 0.9%
5,000	iPath S&P 500 VIX Short-Term Futures ETN, Strike Price $26, Expiration Date April 2015	$400,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $618,320)

	PUT OPTIONS PURCHASED - 12.7%
2,200	S&P 500 Index, Strike Price $2,015, Expiration Date May 2015	5,654,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $8,144,508)

	TOTAL OPTIONS PURCHASED (Cost - $8,762,828)	6,054,000
Shares
	SHORT-TERM INVESTMENTS - 74.4%
	MONEY MARKET FUND - 74.4%
33,129,198	Milestone Treasury Obligations Fund, Institutional Class, 0.01%+	33,129,198
	(Cost - $33,129,198)

	TOTAL INVESTMENTS - 88.0% (Cost - $41,892,026) (a)	$39,183,198
	OPTION CONTRACTS WRITTEN (Premiums Received - $4,834,152) - (6.8) %	(3,023,000)
	OTHER ASSETS LESS LIABILITIES - 18.8%	8,342,454
	NET ASSETS - 100.0%	$44,502,652

Contracts ^
	OPTIONS CONTRACTS WRITTEN* - (6.8) %
	CALL OPTION CONTRACTS WRITTEN - (2.0) %
(5,000)	iPath S&P 500 VIX Short-Term Futures ETN, Strike Price $24, Expiration Date April 2015	(900,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $1,098,660)

	PUT OPTION CONTRACTS WRITTEN - (4.8) %
(2,200)	S&P 500 Index, Strike Price $1,915, Expiration Date May 2015	(2,123,000)
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $3,735,492)

	TOTAL OPTIONS WRITTEN (Premiums Received - $4,834,152)	(3,023,000)

*Non-income producing.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
^ Each option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes, including written options is $38,571,390 and differs from value by net unrealized appreciation/(depreciation) of securities and options written as follows:

Unrealized appreciation:	$297,636
Unrealized depreciation:	(2,708,828)
Net unrealized depreciation:	$(2,411,192)

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Shares		Value
	EXCHANGE-TRADED FUNDS - 2.3%
	DEBT FUND - 2.3%
38,000	iShares iBoxx $ High Yield Corporate Bond ETF	$3,443,180
89,000	SPDR Barclays High Yield Bond ETF (a)	3,490,580
	TOTAL EXCHANGE-TRADED FUNDS (Cost - $6,943,693)	6,933,760

	MUTUAL FUNDS - 70.1%
	DEBT FUND - 70.1%
5,647,321	AllianceBernstein High Income Fund - Class Y	50,712,947
10,676,124	BlackRock High Yield Portfolio - Institutional Shares	84,875,185
1,498,072	Invesco High Yield Fund - Class Y	6,531,594
1,530,667	Lord Abbett High Yield Fund - Institutional Shares	11,663,680
4,082,186	Navigator Duration Neutral Bond Fund - Class I #	41,189,253
1,282,682	Neuberger Berman High Income Bond Fund - Institutional Shares	11,582,615
	TOTAL MUTUAL FUNDS (Cost - $206,217,864)	206,555,274

	SHORT-TERM INVESTMENTS - 21.2%
	MONEY MARKET FUND - 21.2%
59,133,624	Milestone Treasury Obligations Fund, Institutional Class, 0.01%+	59,133,624
3,485,001	Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%+ (b)	3,485,001
	TOTAL SHORT-TERM INVESTMENTS (Cost $62,618,625)	62,618,625

	TOTAL INVESTMENTS - 93.6% (Cost - $275,780,182) (c)	$276,107,659
	OTHER ASSETS LESS LIABILITIES - 6.4%	18,736,687
	NET ASSETS - 100.0%	$294,844,346

Number of Contracts		Unrealized Appreciation
	FUTURE CONTRACTS
238	U.S. 5 Year Treasury Notes (CBT), June 2015	$353,272
	(Underlying face amount $28,610,218)
	TOTAL FUTURE CONTRACTS	$353,272

# Affiliated Security.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a) All or a portion of the security is on loan. Total loaned securities had a value of $3,334,550 at March 31, 2015.
(b) Security purchased with cash proceeds of securities lending collateral.
(c) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $275,859,569 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$1,069,714
Unrealized depreciation:	(821,624)
Net unrealized appreciation:	$248,090

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2015

	Unrealized Appreciation
CREDIT DEFAULT SWAP CONTRACTS
Credit Default Swap to Sell Protection (1) CDX.NA.HY.S24 V1 Maturity
6/20/20 - Counterparty Goldman Sachs, to receive fixed interest of 5%
(Notional Amount $79,700,000) (2)	$321,067
UNREALIZED APPRECIATION FROM CREDIT DEFAULT SWAP CONTRACTS	$321,067	(3)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Consists of premium paid of $5,369,513 and current asset value of $5,690,580. The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liablity (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occuring as defined under the terms of the agreement.

The accompanying notes are an integral part of these financial statements.

Navigator Funds STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) March 31, 2015

			Navigator	Navigator
	Navigator		Duration	Sentry	Navigator
	Equity Hedged		Neutral Bond	Managed	Tactical Fixed
	Fund		Fund	Volatility Fund	Income Fund
Assets:
Investments in Securities at Cost (including affiliated securities of
$6,433,751, $0, $0, and $42,000,945, respectively)	$77,337,239		$73,938,034	$41,892,026	$275,780,182
Investments in Securities at Value (including affiliated securities of
$5,735,112, $0, $0, and $41,189,253, respectively)	78,664,427	(a)	75,390,105	39,183,198	276,107,659	(b)
Deposit with Broker	1,961,885		3,851,408	8,371,580	7,934,836
Cash held as Collateral for Swaps	—		—	—	12,632,354
Dividends and Interest Receivable	16,433		637,958	—	1,008,417
Receivable for Securities Sold	8,033,079		—	—	—
Receivable for Fund Shares Sold	7,671		623,082	239	434,268
Unrealized Appreciation on Swap Contracts	—		—	—	321,067
Due from Broker - Variation Margin	—		—	—	353,272
Prepaid Expenses and Other Assets	38,781		3,157	22,106	45,771
Total Assets	88,722,276		80,505,710	47,577,123	298,837,644

Liabilities:
Due to Custodian	544,848		—	—	—
Collateral on Securities Loaned	17,631,028		—	—	3,485,001
Option Contracts Written (premiums received of $0, $0, $4,834,152 and
$0, respectively)	—		—	3,023,000	—
Payable for Securities Purchased	7,234,977		5,986,225	—	—
Payable for Fund Shares Redeemed	177,538		14,033	1,294	280,177
Due to Broker - Variation Margin	—		641,398	—	—
Accrued Advisory Fees	50,863		81,396	27,659	220,624
Accrued Distribution Fees	2,122		1,044	2	7,069
Accrued Expenses and Other Liabilities	26,660		35,414	22,516	427
Total Liabilities	25,668,036		6,759,510	3,074,471	3,993,298
Net Assets	$63,054,240		$73,746,200	$44,502,652	$294,844,346

Composition of Net Assets:
At March 31, 2015, Net Assets consisted of:
Paid-in-Capital	$59,598,994		$74,461,892	$60,681,090	$299,840,653
Accumulated Net Investment Income (Loss)	50,452		9,924	(588,273)	583,153
Accumulated Net Realized Gain (Loss) From Security Transactions	2,077,606		(1,536,289)	(14,692,490)	(6,581,276)
Net Unrealized Appreciation (Depreciation) on Investments and
Futures Contracts	1,327,188		810,673	(897,675)	1,001,816
Net Assets	$63,054,240		$73,746,200	$44,502,652	$294,844,346

Net Asset Value Per Share
Class A Shares:
Net Assets	$3,577,479		$607,881	$8,530	$23,525,465
Shares of beneficial interest outstanding (unlimited shares of no par
beneficial interest authorized)	372,451		60,074	1,209	2,419,538
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption
Price Per Share	$9.61		$10.12	$7.06	$9.72
Maximum Offering Price Per Share (Maximum sales charge of 5.50%,
3.75%, 3.75% and 3.75%, respectively)	$10.17		$10.51	$7.34	$10.10

Class C Shares:
Net Assets	$1,503,737		$1,106,147	$7 (c)	$2,366,052
Shares of beneficial interest outstanding (unlimited shares of no par
beneficial interest authorized)	161,482		110,150	1	243,398
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and
Redemption Price Per Share	$9.31		$10.04	$7.06	$9.72

Class I Shares:
Net Assets	$57,973,024		$72,032,172	$44,494,115	$268,952,829
Shares of beneficial interest outstanding (unlimited shares of no par
beneficial interest authorized)	6,016,168		7,137,731	6,298,500	27,599,408
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and
Redemption Price Per Share	$9.64		$10.09	$7.06	$9.74

(a)	Includes loaned securities with a value of $17,203,773.
(b)	Includes loaned securities with a value of $3,334,550.
(c)	Amount is rounded.

The accompanying notes are an integral part of these financial statements.

Navigator Funds STATEMENTS OF OPERATIONS (Unaudited) For the Six Months Ended March 31, 2015

		Navigator Equity Hedged Fund	Navigator Duration Neutral Bond Fund	Navigator Sentry Managed Volatility Fund	Navigator Tactical Fixed Income Fund
Investment Income:
	Dividend Income	$397,326	$97,382	$—	$2,748,208
	Interest Income	43	761,095	726	474,752
	Securities Lending - net	68,727	352	—	84,351
	Total Investment Income	466,096	858,829	726	3,307,311

Expenses:
	Investment Advisory Fees	264,239	335,223	186,602	1,132,950
	Registration & Filing Fees	23,935	23,935	21,940	21,940
	Transfer Agent Fees	20,943	29,917	13,961	34,673
	Administration Fees	27,632	28,806	27,176	78,112
	Distribution Fees:
	Class C	8,238	4,070	—	8,998
	Class A	4,597	502	5	19,497
	Non 12b-1 Shareholder Service Expense	9,972	12,465	11,967	21,307
	Chief Compliance Officer Fees	8,976	5,984	5,984	5,984
	Printing Expense	8,975	8,977	7,979	8,478
	Legal Fees	7,979	8,976	7,979	7,979
	Audit Fees	7,480	7,730	7,730	7,730
	Custody Fees	11,760	6,986	5,986	15,765
	Trustees’ Fees	4,987	4,987	4,987	4,987
	Insurance Expense	1,995	997	1,496	1,994
	Miscellaneous Expenses	1,495	1,792	2,381	9,878
	Total Expenses	413,203	481,347	306,173	1,380,272
	Less: Expense waived by Advisor for Affiliated Holdings	(21,816)	—	—	(65,430)
	Plus (Less): Expense recaptured (waived/reimbursed) by the Advisor	5,973	(32,972)	(32,195)	—
	Net Expenses	397,360	448,375	273,978	1,314,842
	Net Investment Income (Loss)	68,736	410,454	(273,252)	1,992,469

Net Realized and Unrealized Gain (Loss) on Investments:
	Net Realized Gain (Loss) on:
	Investments (including loss on affiliated securities of $(37,104), $0,
	$0 and S0)	2,077,880	589,355	108,006	(8,443,207)
	Futures contracts	—	(1,929,787)	—	967,772
	Swap Contracts	—	—	(1,029,477)	975,503
	Options Contracts	—	(399)	(1,555,055)	—
		(2,077,880)	(1,340,831)	(2,476,526)	(6,499,932)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Investments (including loss on affiliated securities of $(607,411),
	$0, $0 and $(811,692))	789,540	803,424	—	3,634,785
	Futures contracts	—	(823,229)	—	353,272
	Swap Contracts	—	—	236,754	320,351
	Options Purchased	—	(121,470)	(4,222,343)	—
	Options Written	—	—	1,811,152	—
		789,540	(141,275)	(2,174,437)	4,308,408

	Net Realized and Unrealized Gain (Loss) on Investments	2,867,420	(1,482,106)	(4,650,963)	(2,191,524)

Net Increase (Decrease) in Net Assets Resulting From Operations		$2,936,156	$(1,071,652)	$(4,924,215)	$(199,055)

The accompanying notes are an integral part of these financial statements.

Navigator Funds STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Six Months Ended March 31, 2015	For the Year Ended September 30, 2014
Operations:	(Unaudited)
Net Investment Income	$68,736	$348,778
Net Realized Gain on Investments, Options Purchased and Options Written	2,077,880	3,744,600
Net Change in Unrealized Appreciation (Depreciation) on Investments and
Options Purchased	789,540	(1,309,285)
Net Increase in Net Assets Resulting From Operations	2,936,156	2,784,093

Distributions to Shareholders:
From Net Investment Income:
Class A	(3,471)	—
Class I	(219,460)	(144,131)
Net Realized Gains
Class A	(148,545)	(100,377)
Class C	(64,203)	(71,171)
Class I	(2,523,466)	(2,388,335)
Net decrease in net assets from distributions to shareholders	(2,959,145)	(2,704,014)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	414,816	1,617,602
Class C	3,450	37,133
Class I	7,439,196	18,536,734
Distributions Reinvested:
Class A	132,761	82,344
Class C	59,878	65,090
Class I	2,652,380	2,335,501
Cost of Shares Redeemed:
Class A	(823,074)	(1,248,822)
Class C	(343,444)	(906,779)
Class I	(24,802,720)	(36,403,811)
Net decrease in net assets resulting from shares of beneficial interest	(15,266,757)	(15,885,008)

Decrease in Net Assets	(15,289,746)	(15,804,929)

Net Assets:
Beginning of Period	78,343,986	94,148,915
End of Period (including accumulated net investment income (loss) of $50,452 and $204,647, respectively)	$63,054,240	$78,343,986

SHARE ACTIVITY
Class A:
Shares Sold	43,042	166,478
Shares Reinvested	14,093	8,604
Shares Redeemed	(86,538)	(128,888)
Net increase (decrease) in shares of beneficial interest outstanding	(29,403)	46,194

Class C:
Shares Sold	372	3,924
Shares Reinvested	6,544	6,947
Shares Redeemed	(37,065)	(95,684)
Net decrease in shares of beneficial interest outstanding	(30,149)	(84,813)

Class I:
Shares Sold	776,624	1,904,808
Shares Reinvested	280,675	243,535
Shares Redeemed	(2,580,548)	(3,742,103)
Net decrease in shares of beneficial interest outstanding	(1,523,249)	(1,593,760)

The accompanying notes are an integral part of these financial statements.

Navigator Funds STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Duration Neutral Bond Fund
	For the Six Months Ended March 31, 2015	For the Year Ended September 30, 2014
Operations:	(Unaudited)
Net Investment Income	$410,454	$313,205
Net Realized Gain (Loss) on Futures Contracts	(1,340,831)	45,777
Net Change in Unrealized Appreciation on Investments and Futures Contracts	(141,275)	948,501
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,071,652)	1,307,483

Distributions to Shareholders:
From Net Investment Income:
Class A	(3,006)	(1,102)
Class C	(3,225)	(1,453)
Class I	(395,465)	(308,092)
From Net Realized Gains:
Class A	(1,101)	—
Class C	(3,986)	—
Class I	(236,116)	—
Net decrease in net assets from distributions to shareholders	(642,899)	(310,647)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	617,248	304,519
Class C	790,490	395,450
Class I	48,519,535	39,441,938
Distributions Reinvested:
Class A	2,740	723
Class C	6,778	1,260
Class I	165,375	283,374
Cost of Shares Redeemed:
Class A	(306,850)	—
Class C	(61,927)	—
Class I	(4,813,523)	(17,885,538)
Net increase in net assets resulting from shares of beneficial interest	44,919,866	22,541,726

Increase in Net Assets	43,205,315	23,538,562

Net Assets:
Beginning of Period	30,540,885	7,002,323
End of Period (including accumulated net investment loss of $9,924 and $1,166, respectively)	$73,746,200	$30,540,885

SHARE ACTIVITY
Class A:
Shares Sold	60,172	29,273
Shares Reinvested	270	69
Shares Redeemed	(29,720)	—
Net increase in shares of beneficial interest outstanding	30,722	29,342

Class C:
Shares Sold	77,210	38,252
Shares Reinvested	668	122
Shares Redeemed	(6,112)	—
Net increase in shares of beneficial interest outstanding	71,766	38,374

Class I:
Shares Sold	4,718,103	3,916,378
Shares Reinvested	16,187	27,388
Shares Redeemed	(468,538)	(1,771,797)
Net increase in shares of beneficial interest outstanding	4,265,752	2,171,969

The accompanying notes are an integral part of these financial statements.

Navigator Funds STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry Managed Volatility Fund
	For the Six Months Ended March 31, 2015	For the Period* Ended September 30, 2014
Operations:	(Unaudited)
Net Investment Loss	$(273,252)	$(317,607)
Net Realized Loss on Investments	(2,476,526)	(12,215,964)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,174,437)	1,276,762
Net Decrease in Net Assets Resulting From Operations	(4,924,215)	(11,256,809)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	19,253	10
Class C	—	10
Class I	23,107,683	64,919,025
Cost of Shares Redeemed:
Class A	(9,627)	—
Class I	(22,159,607)	(5,193,071)
Net increase in net assets resulting from shares of beneficial interest	957,702	59,725,974

Increase (Decrease) in Net Assets	(3,966,513)	48,469,165

Net Assets:
Beginning of Period	48,469,165	—
End of Period (including accumulated net investment loss of $31,464 and $0)	$44,502,652	$48,469,165

SHARE ACTIVITY
Class A:
Shares Sold	2,450	1
Shares Reinvested	—	—
Shares Redeemed	(1,242)	—
Net increase in shares of beneficial interest outstanding	1,208	1

Class C:
Shares Sold		1
Shares Reinvested	—	—
Shares Redeemed	—	—
Net increase in shares of beneficial interest outstanding	—	1

Class I:
Shares Sold	3,048,342	6,800,145
Shares Reinvested	—	—
Shares Redeemed	(2,936,888)	(613,099)
Net increase in shares of beneficial interest outstanding	111,454	6,187,046

* Commenced operations on March 6, 2014.

The accompanying notes are an integral part of these financial statements.

Navigator Funds STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Six Months Ended March 31, 2015	For the Period* Ended September 30, 2014
Operations:	(Unaudited)
Net Investment Income	$1,992,469	$2,468,149
Net Realized Gain (Loss) on Investments	(6,499,932)	(54,708)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,308,408	(3,306,592)
Net Increase (Decrease) in Net Assets Resulting From Operations	(199,055)	(893,151)

Distributions to Shareholders:
From net investment income:
Class A	(83,559)	(112,375)
Class C	(243)	(11,295)
Class I	(1,460,913)	(2,227,114)
From Net Realized Gains:
Class A	(1,585)	—
Class C	(160)	—
Class I	(24,891)	—
Net decrease in net assets from distributions to shareholders	(1,571,351)	(2,350,784)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	18,328,615	7,911,621
Class C	1,184,750	1,285,767
Class I	184,621,832	138,240,627
Distributions Reinvested:
Class A	83,986	109,579
Class C	366	9,584
Class I	1,197,869	2,209,478
Cost of Shares Redeemed:
Class A	(2,610,369)	(91,508)
Class C	(46,651)	(25,124)
Class I	(41,605,160)	(10,946,575)
Net increase in net assets resulting from shares of beneficial interest	161,155,238	138,703,449

Increase in Net Assets	159,384,832	135,459,514

Net Assets:
Beginning of Period	135,459,514	—
End of Period (including accumulated net investment loss of $31,464 and $0)	$294,844,346	$135,459,514

SHARE ACTIVITY
Class A:
Shares Sold	1,898,896	779,692
Shares Reinvested	8,730	11,105
Shares Redeemed	(269,777)	(9,108)
Net increase in shares of beneficial interest outstanding	1,637,849	781,689

Class C:
Shares Sold	121,849	127,801
Shares Reinvested	38	982
Shares Redeemed	(4,802)	(2,470)
Net increase in shares of beneficial interest outstanding	117,085	126,313

Class I:
Shares Sold	18,868,884	13,760,250
Shares Reinvested	124,582	222,613
Shares Redeemed	(4,290,722)	(1,086,199)
Net increase in shares of beneficial interest outstanding	14,702,744	12,896,664

* Commenced operations on March 27, 2014.

The accompanying notes are an integral part of these financial statements.

Navigator Funds FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund - Class A
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Period December 28, 2010* to September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$9.60		$9.61		$9.00		$8.60		$10.00
From Operations:
Net investment income (loss) (a)	0.01		0.02		0.01		(0.00	) (g)	0.01
Net gain (loss) from securities (both realized and unrealized)	0.40		0.25		0.60		0.41		(1.41)
Total from operations	0.41		0.27		0.61		0.41		(1.40)
Distributions to shareholders from:
Net investment income	(0.01)		—		(0.00	) (g)	(0.01)		—
Net realized gains	(0.39)		(0.28)		—		—		—
Total distributions	(0.40)		(0.28)		(0.00)		(0.01)		—

Net Asset Value, End of Period	$9.61		$9.60		$9.61		$9.00		$8.60

Total Return (b)	4.29	% (d)	2.84%		6.83%		4.79%		(14.00	)% (d )

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,577		$3,858		$3,420		$4,071		$4,587
Ratio of expenses to average net assets, before reimbursement	1.41	% (c)(e)	1.31	% (e)	1.31	% (e)	1.37	% (e)	4.99	% (c)(e)
net of reimbursement	1.34	% (c)(e)(h)	1.34	% (e)(h)	1.35	% (e)(h)	1.35	% (e)	1.35	% (c)(e)
Ratio of net investment income (loss) to average net assets	0.06	% (c)(f)	0.24	% (f)	0.10	% (f)	(0.05	)% (f)	0.20	% (c)(f)
Portfolio turnover rate	152	% (d)	353%		446%		486%		380	% (d)

	Navigator Equity Hedged Fund - Class C
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Period December 28, 2010 * to September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$9.34		$9.43		$8.89		$8.55		$10.00
From Operations:
Net investment income (loss) (a)	(0.04)		(0.06)		(0.06)		(0.08)		(0.04)
Net gain (loss) from securities (both realized and unrealized)	0.40		0.25		0.60		0.42		(1.41)
Total from operations	0.36		0.19		0.54		0.34		(1.45)

Distributions to shareholders from:
net realized gains	(0.39)		(0.28)		—		—		—
Total distributions	(0.39)		(0.28)		—		—		—

Net Asset Value, End of Period	$9.31		$9.34		$9.43		$8.89		$8.55

Total Return (b)	3.88	% (d)	2.02%		6.07%		3.98%		(14.50	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,504		$1,791		$2,608		$3,869		$3,367
Ratio of expenses to average net assets, before reimbursement	2.16	% (c)(e)	2.06	% (e)	2.06	% (e)	2.12	% (e)	3.46	% (c)(e)
net of reimbursement	2.09	% (c)(e)	2.09	% (e)(h)	2.10	% (e)(h)	2.10	% (e)	2.10	% (c)(e)
Ratio of net investment income (loss) to average net assets	(0.76	)% (c)(f)	(0.62	)% (f)	(0.68	)% (f)	(0.87	)% (f)	(0.55	)% (c)(f)
Portfolio turnover rate	152	% (d)	353%		446%		486%		380	% (d)
______________
* Commencement of operations.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include the expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Per share amount represents less than $0.01 per share.
(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund - Class I
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Period December 28, 2010 * to September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$9.64		$9.65		$9.03		$8.62		$10.00
From Operations:
Net investment income (a)	0.02		0.04		0.03		0.02		0.03
Net gain (loss) from securities (both realized and unrealized)	0.40		0.25		0.62		0.41		(1.41)
Total from operations	0.42		0.29		0.65		0.43		(1.38)
Distributions to shareholders from:
Net investment income	(0.03)		(0.02)		(0.03)		(0.02)		—
Net realized gains	(0.39)		(0.28)		—		—		—
Total distributions	(0.42)		(0.30)		(0.03)		(0.02)		—

Net Asset Value, End of Period	$9.64		$9.64		$9.65		$9.03		$8.62

Total Return (b)	4.43	% (d)	3.01%		7.19%		5.04%		(13.80	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$57,973		$72,695		$88,121		$94,928		$34,810
Ratio of expenses to average net assets, before reimbursement	1.15	% (c)(e)	1.06	% (e)	1.06	% (e)	1.11	% (e)	1.85	% (c)(e)
net of reimbursement	1.09	% (c)(e)	1.09	% (e)(g)	1.10	% (e)(g)	1.10	% (e)	1.10	% (c)(e)
Ratio of net investment income to average net assets	0.27	% (c)(f)	0.43	% (f)	0.37	% (f)	0.17	% (f)	0.39	% (c)(f)
Portfolio turnover rate	152	% (d)	353%		446%		486%		380	% (d)
______________
* Commencement of operations.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include the expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Duration Neutral Bond Fund - Class A						Navigator Duration Neutral Bond Fund - Class C
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014		For the Period September 23, 2013* to September 30, 2013		For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014		For the Period September 23, 2013* to September 30, 2013
	(Unaudited)						(Unaudited)
Net Asset Value, Beginning of Period	$10.42		$10.00		$10.00		$10.36		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.06		0.13		(0.00	) (g)	0.03		0.06		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	(0.27)		0.35		(0.00	) (g)	(0.28)		0.37		(0.00	) (g)
Total from operations	(0.21)		0.48		(0.00)		(0.25)		0.43		(0.00)

Distributions to shareholders from:
net investment income	(0.05)		(0.06)		—		(0.03)		(0.07)		—
net realized gains	(0.04)		—		—		(0.04)		—		—
Total distributions	(0.09)		(0.06)		—		(0.07)		(0.07)		—

Net Asset Value, End of Period	$10.12		$10.42		$10.00		$10.04		$10.36		$10.00

Total Return (b)	(1.97	)% (d)	4.82%		0.00	% (d)	(2.38	)% (d)	4.29%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$608		$306		$100	(i)	$1,106		$398		$100	(i)
Ratio of expenses to average net assets, before reimbursement	2.06	% (c)	2.56	% (e)(h)	4.61	% (c)	2.76	% (c)	3.15	% (e)(h)	5.36	% (c)
net of reimbursement	1.90	% (c)	2.01	% (e)(h)	1.90	% (c)	2.65	% (c)	2.71	% (e)(h)	2.65	% (c)
Ratio of net investment income (loss) to average net assets	1.25	% (c)	1.25	% (f)	(1.90	)% (c)	0.56	% (c)	0.53	% (f)	(2.65	)% (c)
Portfolio turnover rate	38	% (d)	281%		0	% (d)	38	% (d)	281%		0	% (d)

	Navigator Duration Neutral Bond Fund - Class I
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014		For the Period September 23, 2013* to September 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$10.39		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.08		0.12		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	(0.28)		0.38		(0.00	) (g)
Total from operations	(0.20)		0.50		(0.00)

Distributions to shareholders from:
net investment income	(0.06)		(0.11)		—
net realized gains	(0.04)		—		—
Total distributions	(0.10)		(0.11)		—

Net Asset Value, End of Period	$10.09		$10.39		$10.00

Total Return (b)	(1.92	)% (d)	5.03%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$72,032		$29,837		$7,002
Ratio of expenses to average net assets, before reimbursement	1.77	% (c)	2.21	% (e)(h)	4.36	% (c)
net of reimbursement	1.65	% (c)	1.71	% (e)(h)	1.65	% (c)
Ratio of net investment income (loss) to average net assets	1.36	% (c)	1.16	% (f)	(1.64	)% (c)
Portfolio turnover rate	38	% (d)	281%		0	% (d)
______________
* Commencement of operations.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include the expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Per share amount represents less than $0.01 per share.
(h)	Ratio includes, 0.11%, 0.06%, and 0.06% for the year ended September 30, 2014 attributed to interest expense, for Class A, C, and I, respectively
(i)	Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

Navigator Funds FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Sentry Managed Volatility Fund - Class A				Navigator Sentry Managed Volatility Fund - Class C
	For the Six Months Ended March 31, 2015		For the Period March 6, 2014* to September 30, 2014		For the Six Months Ended March 31, 2015		For the Period March 6, 2014* to September 30, 2014
	(Unaudited)				(Unaudited)
Net Asset Value, Beginning of Period	$7.83		$10.00		$7.83		$10.00
From Operations:
Net investment income (loss) (a)	(0.05)		(0.00	) (g)	—		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	(0.72)		(2.17)		(0.77)		(2.17)
Total from operations	(0.77)		(2.17)		(0.77)		(2.17)

Net Asset Value, End of Period	$7.06		$7.83		$7.06		$7.83

Total Return (b)	(9.83	)% (d)	(21.70	)% (d)	(9.83	)% (d)	(21.70	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$9		$8	(h)	$7	(h)	$8	(h)
Ratio of expenses to average net assets, before reimbursement	1.74	% (c)(e)	1.65	% (c)(e)	0.00	% (c)(e)	2.40	% (c)(e)
net of reimbursement	1.50	% (c)(e)	1.50	% (c)(e)	0.00	% (c)(e)	2.25	% (c)(e)
Ratio of net investment income (loss) to average net assets	(1.50	)% (c)(f)	(1.50	)% (c)(f)	0.00	% (c)(f)	(2.25	)% (c)(f)
Portfolio turnover rate	0	% (d)	148	% (d)	0	% (d)	148	% (d)

	Navigator Sentry Managed Volatility Fund - Class I
	For the Six Months Ended March 31, 2015		For the Period March 6, 2014* to September 30, 2014
	(Unaudited)
Net Asset Value, Beginning of Period	$7.83		$10.00
From Operations:
Net investment loss (a)	(0.05)		(0.06)
Net gain (loss) from securities (both realized and unrealized)	(0.72)		(2.11)
Total from operations	(0.77)		(2.17)

Net Asset Value, End of Period	$7.06		$7.83

Total Return (b)	(9.83	)% (d)	(21.70	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$44,494		$48,469
Ratio of expenses to average net assets, before reimbursement	1.40	% (c)(e)	1.40	% (c)(e)
net of reimbursement	1.25	% (c)(e)	1.25	% (c)(e)
Ratio of net investment loss to average net assets	(1.25	)% (c)(f)	(1.22	)% (c)(f)
Portfolio turnover rate	0	% (d)	148	% (d)
______________
* Commencement of operations.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include the expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Per share amount represents less than $0.01 per share.
(h)	Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

Navigator Funds FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Tactical Fixed Income Fund - Class A				Navigator Tactical Fixed Income Fund - Class C
	For the		For the Period		For the		For the Period
	Six Months Ended		March 27, 2014* to		Six Months Ended		March 27, 2014* to
	March 31, 2015		September 30, 2014		March 31, 2015		September 30, 2014
	(Unaudited)				(Unaudited)
Net Asset Value, Beginning of Period	$9.79		$10.00		$9.78		$10.00
From Operations:
Net investment income (a)	0.06		0.20		0.02		0.16
Net loss from securities (both realized and unrealized)	(0.09)		(0.24)		(0.08)		(0.23)
Total from operations	(0.03)		(0.04)		(0.06)		(0.07)

Distributions to shareholders from:
net investment income	(0.04)		(0.17)		(0.00	) (g)	(0.15)
net realized gains	(0.00	) (g)	—		(0.00	) (g)	—
Total distributions	(0.04)		(0.17)		—		(0.15)

Net Asset Value, End of Period	$9.72		$9.79		$9.72		$9.78

Total Return (b)	(0.17	)% (d)	(0.40	)% (d)	(0.59	)% (d)	(0.71	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$23,525		$7,652		$2,366		$1,236
Ratio of expenses to average net assets, before reimbursement	1.21	% (c)(e)	1.54	% (c)(e)	1.96	% (c)(e)	3.37	% (c)(e)
net of reimbursement	1.21	% (c)(e)	1.48	% (c)(e)	1.96	% (c)(e)	2.23	% (c)(e)
Ratio of net investment income to average net assets	1.26	% (c)(f)	3.90	% (c)(f)	0.51	% (c)(f)	3.07	% (c)(f)
Portfolio turnover rate	286	% (d)	7	% (d)	286	% (d)	7	% (d)

	Navigator Tactical Fixed Income Fund - Class I
	For the		For the Period
	Six Months Ended		March 27, 2014* to
	March 31, 2015		September 30, 2014
	(Unaudited)
Net Asset Value, Beginning of Period	$9.81		$10.00
From Operations:
Net investment income (a)	0.06		0.21
Net loss from securities (both realized and unrealized)	(0.08)		(0.22)
Total from operations	(0.02)		(0.01)

Distributions to shareholders from:
net investment income	(0.05)		(0.18)
net realized gains	(0.00	) (g)	—
Total distributions	(0.05)		(0.18)

Net Asset Value, End of Period	$9.74		$9.81

Total Return (b)	(0.16	)% (d)	(0.15	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$268,953		$126,571
Ratio of expenses to average net assets, before reimbursement	0.96	% (c)(e)	1.11	% (c)(e)
net of reimbursement	0.96	% (c)(e)	1.11	% (c)(e)
Ratio of net investment income to average net assets	1.51	% (c)(f)	4.01	% (c)(f)
Portfolio turnover rate	286	% (d)	7	% (d)

______________
* Commencement of operations.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include the expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited) March 31, 2015

1.    ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Duration Neutral Bond Fund (“Bond Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”) and Navigator Tactical Fixed Income Fund (“Tactical Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund are each a “Fund” and collectively the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified open-end management investment companies except the Equity Fund which is a diversified series. Each Fund offers three classes of shares designated as Class A, Class C and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75% of the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Bond Fund, which commenced operations on September 23, 2013, is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure. The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Funds’ assets and liabilities measured at fair value:

Equity Fund
Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$55,298,287	$—	$—	$55,298,287
Mutual Funds	5,735,112	—	—	$5,735,112
Short-Term Investments	17,631,028	—	—	$17,631,028
Total	$78,664,427	$—	$—	$78,664,427

Bond Fund
Assets**	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$62,695,923	$—	$62,695,923
Mutual Funds	4,611,209	—	—	$4,611,209
Purchased Call Options	287,500	—	—	$287,500
Short-Term Investments	7,795,473	—	—	$7,795,473
Total	$12,694,182	$62,695,923	$—	$75,390,105

Liabilities
Futures Contracts*	$641,398	$—	$—	$641,398
Total	$641,398	$—	$—	$641,398

Sentry Fund
Assets**	Level 1	Level 2	Level 3	Total
Purchased Put Options	$400,000	$5,654,000	$—	$6,054,000
Short-Term Investments	33,129,198	—	—	$33,129,198
Total	$33,529,198	$5,654,000	$—	$39,183,198

Liabilities
Written Call Options	$900,000	$2,123,000	$—	$3,023,000
Total	$900,000	$2,123,000	$—	$3,023,000

Tactical Fund
Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,933,760	$—	$—	$6,933,760
Mutual Funds	206,555,274	—	—	$206,555,274
Short-Term Investments	62,618,625	—	—	$62,618,625
Future Contracts*	353,272	—	—	$353,272
Open Swap Contract^	—	321,067	—	$321,067
Total	$276,460,931	$321,067	$—	$276,781,998

The Funds did not hold any Level 3 securities during the period.

There were no transfers between Level 1, Level 2 and Level 3 during the current period presented. It is the Funds’ policy to record transfers between fair value levels at the end of the reporting period.

*Includes cumulative unrealized gain on futures contracts open at March 31, 2015.

**Refer to the Portfolio of Investments for industry classifications.

^The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end are valued at their respective net asset values as reported by

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk - ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

Futures – The Bond Fund and Tactical Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To manage interest rate risk, the Bond Fund and Tactical Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Bond Fund and Tactical Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Bond Fund and Tactical Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Bond Fund and Tactical Fund recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Bond Fund and Tactical Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Bond Fund and Tactical Fund’s Portfolio of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The number of option contracts written and the premiums received by the Sentry Fund during the six months ended March 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	43,500	29,311,097
Options closed	(32,860)	(23,575,635)
Options exercised	(3,440)	(901,310)
Options expired	—	—
Options outstanding, end of period	7,200	$4,834,152

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

Offsetting of Financial Assets and Derivative Assets and Liabilities –

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at March 31, 2015.

Equity Fund:
Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Securities lending	$(17,631,028)	$—	$(17,631,028)	$—	$17,631,028	$—
Total	$(17,631,028)	$—	$(17,631,028)	$—	$17,631,028	$—

Bond Fund:

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$(641,398)	$—	$(641,398)	$—	$—	$(641,398)
Total	$(641,398)	$—	$(641,398)	$—	$—	$(641,398)

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the six months ended March 31, 2015.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest rate contracts	Unrealized Appreciation on		Unrealized Depreciation on
	Futures Contracts	$—	Futures Contracts	$641,398

		$—		$641,398

The effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2015.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Loss	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures/Net change in unrealized
	appreciation (depreciation) from futures	$(1,929,787)	$(823,229)
Interest rate contracts	Net realized gain (loss) from options/Net change in unrealized
	appreciation (depreciation) from options	(399)	(121,470)
Total		$(1,930,186)	$(944,699)

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

Sentry Fund:

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Options contracts	$(3,023,000)	$—	$(3,023,000)	$—	$—	$(3,023,000)
Total	$(3,023,000)	$—	$(3,023,000)	$—	$—	$(3,023,000)

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the six months ended March 31, 2015.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	Unrealized Appreciation on		Unrealized Depreciation on
	Options Contracts	$–	Options Contracts	$897,676
		$–		$897,676

The effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2015.

			Change in
			Unrealized
			Appreciation/
Contract Type/	Location of Gain or (Loss) On	Realized Loss	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Equity contracts
	Net realized gain (loss) from options /Net change in unrealized
	appreciation (depreciation) from options contracts	$(1,555,055)	$(2,411,191)

Equity contracts	Net realized gain (loss) from swaps/Net change in unrealized
	appreciation (depreciation) from swaps	(1,029,477)	236,754
Total		$(2,584,532)	$(2,174,437)

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

Tactical Fund:

				Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)**	Net Amount
Swap Contracts	$321,067	$-	$321,067	$-	$(321,067)	$-
Futures Contracts	353,272	-	353,272	-	-	353,272
Total	$674,339	$-	$674,339	$-	$(321,067)	$353,272

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Securities lending	$(3,485,001)	$-	$(3,485,001)	$-	$(3,485,001)	$-
Total	$(3,485,001)	$-	$(3,485,001)	$-	$(3,485,001)	$-

**   Any over-collateralization of total financial instruments is not shown.

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the six months ended March 31, 2015.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest rate contracts	Variation margin - due from broker	$353,272	Variation margin - due to broke	$-

Credit contracts	Unrealized Appreciation on		Unrealized Depreciation on
	Swap Contracts	321,067	Swap Contracts	-

		$674,339		$-

The effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2015.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit contracts	Net realized gain (loss) from swaps/Net change in unrealized
	appreciation (depreciation) from swaps	$975,503	$320,351
Interest rate contracts	Net realized gain (loss) from futures/Net change in unrealized
	appreciation (depreciation) from futures	967,772	353,272
Total		$1,943,275	$673,623

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund and Sentry Fund and declared and paid quarterly for the Bond Fund and Tactical Fund, and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.  ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Clark Capital Management Group, Inc. serves as the Funds’ Investment Advisor (the “Advisor”). The Advisor pays Main Point Advisors, Inc, the sub-advisor to the Bond Fund, a portion of its advisory fee.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Funds, the Advisor under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 1.25% of the average daily net assets of the Bond Fund and 0.85% of the average daily net assets of the Sentry Fund and Tactical Fund. For the six months ended March 31, 2015, the Advisor earned advisory fees of $264,239, $335,223, $186,602, and $1,132,950 for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Sentry Fund and the Tactical Fund invested a portion of its assets in the Bond Fund. The Advisor has agreed to waive its advisory fee on the portion of the Equity Fund’s and the Tactical Fund’s assets that are invested in the Sentry Fund and Bond Fund, respectively. For the six months ended March 31, 2015, the Equity Fund and Tactical Fund waived $21,817 and $65,430, respectively, in advisory fees.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) at least until the expiration dates

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2016
Bond Fund	1.90%	2.65%	1.65%	1/31/2016
Sentry Fund	1.50%	2.25%	1.25%	1/31/2016
Tactical Fund	1.50%	2.25%	1.25%	1/31/2016

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the six months ended March 31, 2015, the Advisor waived $15,843, $32,972, $32,195 and $65,430 in fees from the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	September 30, 2015	September 30, 2016	September 30, 2017	Total
Equity Fund	$7,732	$—	$—	$7,732
Bond Fund	—	2,299	133,437	$135,736
Sentry Fund	—	—	45,061	$45,061
Tactical Fund	—	—	3,392	$3,392

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the six months ended March 31, 2015, the Equity Fund incurred distribution fees of $4,597 and $8,238 for Class A shares and Class C shares, respectively, the Bond Fund incurred distribution fees of $502 and $4,070 for Class A shares and Class C shares, respectively, the Sentry Fund incurred distribution fees of $5 for Class A shares, and the Tactical Fund incurred distributions fees of $19,497 and $8,998 for Class A shares and Class C shares, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended March 31, 2015, the Distributor received $9,689 in underwriting commissions for sales of Class A shares, of which $1,518 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

4.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended March 31, 2015, amounted to $103,571,585, $121,661,132, respectively, for the Equity Fund, $62,037,089 and $17,007,560, respectively, for the Bond Fund, $2,627,211 and $3,164,805, respectively, for the Sentry Fund, and $588,619,578 and $499,850,142, respectively, for the Tactical Fund.

5.    DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2014 and September 30, 2013 was as follows:

For the period ended September 30, 2014:

	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gains	Total
Equity Hedged Fund	$2,704,014	$-	$-	$2,704,014
Duration Neutral Bond Fund	6,712	303,935	-	$310,647
Tactical Fixed Income Fund	2,350,784	-	-	$2,350,784

For the year ended September 30, 2013:
	Ordinary	Long-Term
	Income	Capital Gains	Total
Equity Hedged Fund	$291,181	$-	$291,181

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Undistributed	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Tax Exempt	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Income	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Equity Hedged Fund	$2,940,587	$-	$-	$-	$-	$537,648	$3,478,235
Duration Neutral Bond Fund	240,898	-	-	1,166	-	756,795	998,859
Sentry Managed Volatility Fund	-	-	-	-	(11,254,223)	-	(11,254,223)
Tactical Fixed Income Fund	160,794	-	-	-	-	(3,386,695)	(3,225,901)

The difference between book basis and tax basis undistributed net investment income/loss, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of open futures, options and swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Navigator Sentry Managed Volatility Fund incurred and elected to defer such late year losses of $551,775. Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Navigator Sentry Managed Volatility Fund incurred and elected to defer such capital losses of $10,702,448.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

Permanent book and tax differences, primarily attributable to the adjustments for non-deductible expenses and swaps, resulted in reclassification for the period ended September 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Sentry Managed Volatility Fund	$(2,586)	$2,586	$—
Tactical Fixed Income Fund	(18,034)	18,034	—

6.    SECURITIES LENDING

The Funds have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statement of Assets & Liabilities and on the Portfolio of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. The Funds’ cash collateral received in securities lending transactions is invested in the Dreyfus Government Cash Management Fund.

7.    INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Equity Fund and Tactical Fund as of March 31, 2015 are noted in the each Fund’s Portfolio of Investments. Transactions during the year with affiliated companies are as follows:

Description	Value-Beginning of Period	Purchases	Sales Proceeds	Dividends Credited to Income	Value-End of Period
Sentry Fund	$7,933,807	$—	$(1,591,284)	$—	$5,735,112
Bond Fund	$—	$42,000,945	$—	$334,253	$41,189,253

8.    UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Sentry Fund currently invests a portion of its assets in Milestone Treasury Obligations Fund (“Milestone”). The Fund may redeem its investment from Milestone at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of Milestone. The financial statements of the Milestone, including its portfolio of investments, can be found at www.milecap.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Sentry Fund’s financial statements. As of March 31, 2015, the percentage of the Sentry Fund’s net assets invested in Milestone was 74.4%.

The Equity Fund currently invests a portion of its assets in Dreyfus Government Cash Management Fund (“Dreyfus”). The Fund may redeem its investment from Dreyfus at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of Dreyfus. The financial statements of the Dreyfus, including its portfolio of investments, can be found at www.dreyfus.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Equity Fund’s financial statements. As of March 31, 2015, the percentage of the Equity Fund’s net assets invested in Dreyfus was 28.0%.

Navigator Funds NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) March 31, 2015

9.    SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Navigator Funds DISCLOSURE OF FUND EXPENSES (Unaudited) March 31, 2015

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning April 1, 2014 and held through September 30, 2014.

Actual Expenses: The “Actual Expenses” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	10/1/14	3/31/15	Period*	3/31/15	Period*
Navigator Equity Hedged Fund	1.34%	$1,000.00	$1,042.90	$6.82	$1,018.25	$6.74
Navigator Duration Neutral Bond Fund	1.90%	$1,000.00	$980.30	$9.38	$1,015.46	$9.55
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$901.70	$7.11	$1,017.45	$7.54
Navigator Tactical Fixed Income Fund	1.21%	$1,000.00	$998.30	$6.03	$1,018.90	$6.09

Class C
Navigator Equity Hedged Fund	2.09%	$1,000.00	$1,038.80	$10.62	$1,014.51	$10.50
Navigator Duration Neutral Bond Fund	2.65%	$1,000.00	$976.20	$13.06	$1,011.72	$13.29
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$901.70	$10.67	$1,013.71	$11.30
Navigator Tactical Fixed Income Fund	1.96%	$1,000.00	$994.10	$9.74	$1,015.16	$9.85

Class I
Navigator Equity Hedged Fund	1.09%	$1,000.00	$1,044.30	$5.56	$1,019.50	$5.49
Navigator Duration Neutral Bond Fund	1.65%	$1,000.00	$980.80	$8.15	$1,016.70	$8.30
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$901.70	$5.93	$1,018.70	$6.29
Navigator Tactical Fixed Income Fund	0.96%	$1,000.00	$998.40	$4.78	$1,020.14	$4.84

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended March 31, 2015 (182) divided by the number of days in the fiscal year (365).

ADDITIONAL INFORMATION (Unaudited)

Renewal of Advisory Agreements – Navigator Equity Hedged Fund*

Navigator Equity Hedged Fund* (Adviser- Clark Capital Management Group, Inc.)

           In connection with the regular meeting held on November 11 & 12, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Clark Capital Management Group, Inc. (“Adviser”) and the Trust, with respect to Navigator Equity Hedged Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

          The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

          Nature, Extent, Quality of Services. The Trustees noted that the Adviser was founded in 1986 and is an independent investment advisory firm, with approximately $1.95 billion in assets under management and approximately $2.9 billion in assets under advisement offering a diversified group of investment strategies including hedged products and liquid alternatives investments. The Board reviewed the background information on the key personnel responsible for servicing the Fund and took into consideration the investment team’s education and high level of experience in creating, implementing, managing, and overseeing sophisticated investment strategies. The Board reviewed the Adviser’s investment process which starts with the team of portfolio managers being responsible for ongoing research to support their proprietary “Relative Strength” models. The Board noted that the Adviser utilizes an investment committee, made up from the firm’s most senior level financial personnel, which meets weekly to analyze the models and review research reports to measure the health of the investments for entry points and confirmation of industry standard moving averages. Acknowledging that not all risks can be eliminated, the Board reviewed the Adviser’s approach to risk management noting the Adviser’s use of ETFs in the Fund, which helps to diversify risk across many underlying securities and the use of volatility as an asset class and risk overlay that strives to reduce correlation spikes during volatility. The Board acknowledged that the Adviser demonstrated a strong risk understanding and risk management culture. The Board observed that the Adviser provides daily automated compliance monitoring with the Fund’s investment limitations that will alert the portfolio manager of any breaches to the pre-set limits. The Board reviewed the Adviser’s broker-dealer selection process, noting that the Adviser is approaching its best execution practices responsibly, taking into consideration commissions, broker-dealer reputation, and financial stability. The Board noted that there have been no material compliance or litigation issues reported that would have a negative effect on the Adviser’s ability to operate effectively. The Board acknowledged that the Adviser has a robust infrastructure with a qualified investment team experienced in operating and managing investment strategies within the 1940 Act environment. The Board concluded that the Adviser is focused on adding value to the Fund’s investors and recognizes the importance of understanding and managing risk. The Board concluded the Adviser should continue to provide high quality service to the Fund and its shareholders.

          Performance. The Trustees considered the performance of the Fund. The Trustees noted that the Fund ranked close to the bottom decile of its Morningstar category over the 3 year time period, and ranked in the 63rd percentile of its Morningstar category over the past year. They noted that the Fund underperformed its Morningstar category and its Adviser-selected peer group over the 2 and 3 year periods, but outperformed those groups over the 1 year period. The Trustees noted, however, that over the past 2 years, the Fund exhibited less volatility on the downside than the benchmark. The Trustees considered the Fund’s objective of seeking long term capital appreciation, and reasoned that the Fund should be able to accomplish that objective and deliver reasonable performance over a full market cycle. The Trustees further noted that the Adviser was doing a satisfactory job of managing risk.

          Fees and Expenses. The Trustees considered the fees and expenses of the Fund. They noted that the advisory fee of 0.75% was lower than the peer group average and below the range of the peer group. They further noted that the advisory fee was below the Morningstar category average and within the range of the Morningstar category. They also considered that the Fund’s net expense ratio was lower than both the peer group and Morningstar category averages. After further discussion, the Trustees concluded that the fee was not unreasonable.

          Economies of Scale. The Trustees considered whether economies of scale would be reached with respect to the management of the Fund. They discussed the Adviser’s assertion that economies of scale would likely be reached with respect to the Fund once the Fund reached $250 million in assets, and indicated a willingness to discuss breakpoints at such time. After further discussion, the Trustees concluded the absence of breakpoints in effect at this time was reasonable and shareholders will benefit appropriately from economies of scale as they are achieved.

          Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and the profit was modest in terms of actual dollars and reasonable in terms of percentage. After discussion, the Trustees concluded the level of profitability was not unreasonable.

          Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of Navigator Equity Hedged Fund.

          * Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreements – Navigator Duration Neutral Bond Fund*

Navigator Duration Neutral Bond Fund* (Adviser- Clark Capital Management Group, Inc.)

          In connection with the regular meeting held on November 11 & 12, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Clark Capital Management Group, Inc. (“Adviser”) and the Trust, with respect to Navigator Duration Neutral Bond Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

          The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

          Nature, Extent, Quality of Services. The Trustees noted that the Adviser was founded in 1986 and is an independent investment advisory firm, with approximately $1.95 billion in assets under management and approximately $2.9 billion in assets under advisement offering a diversified group of investment strategies including hedged products and liquid alternatives investments. The Board reviewed the background information on the key personnel responsible for servicing the Funds and took into consideration the investment team’s education and high level of experience in creating, implementing, managing, and overseeing sophisticated investment strategies. The Board reviewed the Adviser’s investment process which starts with the team of portfolio managers being responsible for ongoing research to support their proprietary “Relative Strength” models. The Board noted that the Adviser utilizes an investment committee, made up from the firm’s most senior level financial personnel, which meets weekly to analyze the models and review research reports to measure the health of the investments for entry points and confirmation of industry standard moving averages. For Navigator Duration, the Board acknowledged that the Adviser utilizes a sub-Adviser to provide management services to the Fund with the Adviser providing sub-adviser due diligence and oversight of the Fund’s trading activities, overall compliance, and performance. Acknowledging that not all risks can be eliminated, the Board reviewed the Adviser’s approach to risk management noting the Adviser’s use of ETFs in the Navigator Equity, which helps to diversify risk across many underlying securities and the use of volatility as an asset class and risk overlay that strives to reduce correlation spikes during volatility. For the Navigator Duration, the sub-adviser conducts a diligent credit review and monitors transactions and quotations on similar and identical bonds and also runs various risk reports for review by the investment committee. The Board acknowledged that the Adviser demonstrated a strong risk understanding and risk management culture. For Navigator Duration, the Board observed that the Adviser delegated daily compliance monitoring to the sub-adviser that uses similar methods to alert the manager of any breaches and proximity to pre-set limits under the oversight of the Adviser. The Board reviewed the Adviser’s broker-dealer selection process, noting that the Adviser is approaching its best execution practices responsibly, taking into consideration commissions, broker-dealer reputation, and financial stability. The Board noted that there have been no material compliance or litigation issues reported that would have a negative effect on the Adviser’s ability to operate effectively. The Board acknowledged that the Adviser has a robust infrastructure with a qualified investment team experienced in operating and managing investment strategies within the 1940 Act environment. The Board concluded that the Adviser is focused on adding value to the Fund’s investors and recognizes the importance of understanding and managing risk. The Board concluded the Adviser should continue to provide high quality service to the Fund and its shareholders.

          Performance. The Trustees considered the performance of the Fund. The Trustees noted the Fund’s relatively short operating history, but agreed that the Fund was performing well since inception. They noted that the Fund underperformed the Adviser-selected benchmark (a municipal bond index) over the 1 year period, but outperformed the peer group and Morningstar category average over that period. The Trustees also considered that the Fund’s largest monthly decrease over the 1 year period was relatively small. The Trustees concluded that the Fund’s performance was satisfactory.

          Fees and Expenses. The Trustees considered the fees and expenses of the Fund. They noted that the advisory fee of 1.25% was slightly higher than the peer group average but within the range of the peer group. They further noted that the advisory fee was significantly higher than the Morningstar category average and well within the range of the Morningstar category. They discussed the unique and sophisticated nature of the investment strategy with respect to the Fund and the intensity of credit analysis, and reasoned that an above average fee could be warranted under such circumstances. They also considered that the Fund’s net expense ratio was higher than the peer group average and Morningstar category average, but within the ranges of both comparison groups. After further discussion, the Trustees concluded that the fee was not unreasonable.

          Economies of Scale. The Trustees considered whether economies of scale would be reached with respect to the management of the Fund. They discussed the Adviser’s assertion that economies of scale would likely be reached with respect to the Fund once the Fund reached $250 million in assets, and indicated a willingness to discuss breakpoints at such time. After further discussion, the Trustees concluded the absence of breakpoints in effect at this time was reasonable and shareholders will benefit appropriately from economies of scale as they are achieved.

          Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted it had incurred a loss over the past fiscal year due to its relationship with the Fund. Accordingly, the Trustees concluded excessive profitability was not a concern.

          Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of Navigator Duration Neutral Bond Fund.

          * Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreements – Navigator Duration Neutral Bond Fund*

Navigator Duration Neutral Bond Fund* (Sub-Adviser- Main Point Advisors, Inc.)

          In connection with the regular meeting held on November 11 & 12, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment Sub-advisory agreement between Clark Capital Management Group, Inc. (the “Adviser”) and Main Point Advisors, Inc. (“Sub-Adviser”) and the Trust, with respect to Navigator Duration Neutral Bond Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

          The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

          Nature, Extent and Quality of Services. The Trustees noted that the Sub-Adviser was established in 2013 to manage the Fund. The Board noted the Sub-Adviser was hired by the Adviser in order to secure the services of the CIO/Co-CEO. They also noted that each of The CIO/Co-CEO and the Adviser has a 50% ownership interest in the Sub-Adviser. The Board reviewed the background information on the personnel responsible for servicing the Fund, acknowledging that The CIO/Co-CEO has an extensive history in financial services and solid reputation in fixed income trading with previous experience as the manager of two hedge funds that were, at their peak, approximately $700 million in assets. The Board also noted that two other veteran investment team members with extensive 1940 Act experience were assigned to the Sub-Adviser by the Adviser acting in the capacity of Co-CEO and CCO, assisting with the implementation of appropriate compliance controls along with functions such as conducting research, security selection, trade execution and marketing services to the Fund. The Board reviewed the Sub-Adviser’s investment process, noting it uses quantitative analysis and proprietary valuation models to construct and manage the portfolio of municipal bonds. Acknowledging that not all strategy risks can be eliminated, the Board observed that because the Sub-Adviser holds a non-diverse basket of municipal bonds, it conducts a diligent credit review, closely monitor transactions and quotations on similar and identical bonds, and runs various risk reports to monitors and help mitigate risk. The Board also noted that the Sub-Adviser has not reported any material compliance or litigation issues to date. The Board recognized that the Sub-Adviser’s CIO is knowledgeable in municipal bonds and has a respected reputation managing hedge funds that can be a benefit to shareholders. The Board concluded that the Sub-Adviser should continue to provide high quality service to the Adviser, the Fund and the shareholders.

          Performance. The Trustees considered the performance of the Fund. The Trustees noted the Fund’s relatively short operating history, but noted that the Fund was performing well since inception. They noted that the Fund underperformed the Adviser-selected benchmark (Barclays Municipal Bond Index) over the 1 year period, but outperformed the peer group and Morningstar category average over that period as well as the Barclays US Aggregate Bond Index. The

Trustees also considered that the Fund’s largest monthly decrease over the 1 year period was relatively small. The Trustees reasoned that the Sub-Adviser’s performance indicated an ability to deliver value to shareholders and concluded that the Fund’s performance was satisfactory.

          Fees and Expenses. The Trustees noted that the Adviser charges an annual advisory fee of 1.25%, and that the Sub-Adviser receives a portion of that fee as a sub-advisory fee. The Trustees noted that the Sub-Adviser advised only one account, which was the Fund. The Trustees discussed the allocation of duties among the Adviser and Sub-Adviser and concluded that the sub-advisory fee charged by the Sub-Adviser was reasonable.

          Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was should be considered with respect to the overall advisory contract, taking into consideration the impact of the Sub-advisory expense. After discussion, it was the consensus of the Trustees that based on the size of the Fund, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited at the next renewal as the size of the Fund materially increases.

          Profitability. The Trustees reviewed the profitability analysis provided by the Sub-Adviser and considered whether the Sub-Adviser’s level of profitability realized in connection with its relationship with the Fund was reasonable. The Trustees noted the Sub-Adviser estimated that it realized a loss over the last 12 months because the fees paid were relatively small. The Trustees concluded, therefore, that the Sub-Adviser’s level of profitability from its relationship with the Fund is not excessive.

          Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of Navigator Duration Neutral Bond Fund.

          * Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
What?	•	Social Security number and wire transfer instructions
	•	account transactions and transaction history
	•	investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS? Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?
We collect your personal information, for example, when you
•  open an account or deposit money
•  direct us to buy securities or direct us to sell your securities
•  seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•  sharing for affiliates’ everyday business purposes information about your creditworthiness.
•  affiliates from using your information to market to you.
•  sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor
Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Investment Sub-Advisor
Main Point Advisors, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is or will be available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/ President

Date 6/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/ President

Date 6/8/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/ Treasurer

Date 6/8/15